Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Chicago Equity Partners Small Cap Value Fund

Supplement dated June 25, 2015

to the Prospectus dated December 31, 2014

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Small Cap Value Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus dated December 31, 2014 (the “Prospectus”).

Effective immediately, William C. Murray, CFA, CAIA, serves as a portfolio manager of the Fund. Mr. Murray is a Director of the Fund’s subadvisor, Chicago Equity Partners, LLC (“CEP”), and has been a member of CEP’s portfolio management team since 1995. David C. Coughenour, Robert H. Kramer, Patricia A. Halper and William C. Murray are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus to the portfolio managers of the Fund shall refer to David C. Coughenour, Robert H. Kramer, Patricia A. Halper and William C. Murray.

In addition, effective immediately, the fourth paragraph in the section “Additional Information About the Fund – Fund Management” on page 10 of the Prospectus is hereby deleted and replaced in its entirety with the following:

CEP utilizes a team approach to manage the Fund. David C. Coughenour, Robert H. Kramer, Patricia A. Halper and William C. Murray are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Coughenour is a Founding Partner of CEP, has served as Managing Director of CEP and its predecessor since 1989 and as Chief Investment Officer – Equity since 2004. Mr. Kramer is a Founding Partner of CEP and has served as Managing Director and Portfolio Manager and Analyst at CEP and its predecessor since 1989. Ms. Halper has been a member of CEP’s quantitative analysis group, which is responsible for the firm’s proprietary quantitative model and its ongoing developmental efforts, since 1998. Prior to joining CEP, Ms. Halper worked at the institutional futures sales desk at Paine Webber. Mr. Murray is a Director of CEP and has been a member of CEP’s portfolio management team since 1995.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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